                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, For Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Materials Pursuant to Rule 14a-11(c) or Rule 14a-12

                           TERREMARK WORLDWIDE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5)  Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

    ----------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                                      (TERREMARK WORLDWIDE INC.)
September 19, 2001

Dear Stockholder:

You are cordially invited to attend our 2001 annual meeting of stockholders, which will be held at 10:00 a.m. on Friday, October 19, 2001, at the Lyric Theater, 819 N.W. 2nd Avenue, Miami, Florida 33136.

We have chosen the historic Lyric Theater as the venue for our Shareholders meeting because it is in the heart of the Park West/Overtown Technology Corridor, where the NAP of the Americas is located. We are pleased that our NAP will play a pivotal role in the economic development now underway in this most deserved area of downtown Miami.

At the annual meeting, you will be asked to:

      -  elect nine persons to the Board of Directors; and

      - ratify the appointment of PricewaterhouseCoopers LLP as our independent public accountants for the fiscal year ending March 31, 2002.

The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe in more detail the matters to be presented at the annual meeting.

The Board of Directors recommends that you vote in favor of the election of the nominated directors and the ratification of the appointment of PricewaterhouseCoopers LLP as our independent public accountants.

Please take this opportunity to become involved in the affairs of your company. Whether or not you expect to be present at the meeting, please complete, date, sign and mail the enclosed proxy card in the envelope provided. Returning the proxy card does NOT deprive you of your right to attend the meeting and vote your shares in person. If you attend the meeting, you may withdraw your proxy and vote your own shares.

Sincerely,

/s/ Manuel D. Medina
Manuel D. Medina
Chairman of the Board &
Chief Executive Officer

                2601 SOUTH BAYSHORE DRIVE  MIAMI, FLORIDA 33133

                           TERREMARK WORLDWIDE, INC.
                           2601 SOUTH BAYSHORE DRIVE
                              MIAMI, FLORIDA 33133
                        -------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         TO BE HELD ON OCTOBER 19, 2001

To our Stockholders:

      The 2001 annual meeting of stockholders of Terremark Worldwide, Inc. will be held at 10:00 a.m., local time, on Friday, October 19, 2001, at The Lyric Theater, 819 N.W. 2nd Avenue, Miami, Florida 33136, for the purpose of considering and acting upon the following:

      1. Election of nine members to our Board of Directors to hold office until our 2002 annual meeting or until their successors are duly elected and qualified;

      2. Ratification of the appointment of PricewaterhouseCoopers LLP as our independent public accountants for the fiscal year ending March 31, 2002; and

      3.     Any other matters that properly come before the meeting.

      The Board of Directors is not aware of any other business scheduled for the annual meeting. Any action may be taken on the foregoing proposals at the annual meeting on the date specified above, or on any date or dates to which the annual meeting may be adjourned.

      Stockholders of record at the close of business on September 17, 2001 are entitled to notice of, and to vote at, the meeting or at any postponements or adjournments of the meeting.

                                         By Order of the Board of Directors,

                                         /s/ Robert D. Sichta
                                         Robert D. Sichta
                                         Assistant Secretary

Miami, Florida
September 19, 2001

                             YOUR VOTE IS IMPORTANT

      IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY OR PROXIES, AS THE CASE MAY BE, AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE PRE-PAID ENVELOPE.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
About the Meeting...........................................    1
       What is the purpose of the annual meeting?...........    1
       Who is entitled to vote at the meeting?..............    1
       Who can attend the meeting?..........................    1
       What constitutes a quorum?...........................    1
       How do I vote?.......................................    2
       Can I change my vote after I return my proxy card?...    2
       What are the board's recommendations?................    2
       What vote is required to approve each proposal?......    2
       Who pays for the preparation of the proxy?...........    3
Security Ownership of Certain Beneficial Owners and
  Management................................................    4
Proposal 1 - Election of Directors..........................    6
       Directors Standing for Election......................    6
Board of Directors Committees...............................    9
Compensation of Executive Officers and Directors............   11
Certain Related Party Transactions..........................   14
Compensation Committee Report on Executive Compensation.....   15
Fees Paid to the Independent Accountants....................   16
Proposal 2 - Ratification of the Appointment of Independent
  Public Accountants........................................   16
Performance Graph...........................................   17
Section 16(a) Beneficial Ownership Reporting Compliance.....   17
Other Business..............................................   18
Stockholder Proposals for the 2002 Annual Meeting...........   18

APPENDICE
Appendix A - Terremark Worldwide, Inc. Audit Committee
  Charter

                           TERREMARK WORLDWIDE, INC.
                      2001 ANNUAL MEETING OF STOCKHOLDERS

            -------------------------------------------------------

                                PROXY STATEMENT

            -------------------------------------------------------

      This proxy statement contains information related to our annual meeting of stockholders to be held on Friday, October 19, 2001, beginning at 10:00 a.m. local time, at The Lyric Theater, 819 N.W. 2nd Avenue, Miami, Florida 33136, and at any adjournments or postponements thereof. The approximate date that this proxy statement, the accompanying notice of annual meeting and the enclosed form of proxy are first being sent to stockholders is September 19, 2001. You should review this information in conjunction with our 2001 Annual Report to stockholders which accompanies this proxy statement.

                               ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

      At the annual meeting, stockholders will vote on the election of directors and ratification of the appointment of our independent public accountants. In addition, we will report on our performance and respond to questions from our stockholders.

WHO IS ENTITLED TO VOTE AT THE MEETING?

      Only stockholders of record at the close of business on the record date, September 17, 2001, are entitled to receive notice of the annual meeting and to vote shares of our common stock that they held on that date at the meeting, or any postponements or adjournments of the meeting. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted upon.

WHO CAN ATTEND THE MEETING?

      All stockholders as of the record date, or their duly appointed proxies, may attend. If your shares are held in the name of your broker or bank, you will need to bring evidence of your stock ownership, such as your most recent brokerage statement, and valid picture identification.

WHAT CONSTITUTES A QUORUM?

      The presence at the meeting, in person or by proxy, of the holders of a majority of all of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, September 17, 2001, 199,222,179 shares of our common stock were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting but will not be counted as votes cast "for" or "against" any given matter.

      If less than a majority of outstanding shares entitled to vote are represented at the meeting, a majority of the shares present at the meeting may adjourn the meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

HOW DO I VOTE?

      If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you direct. If you are a registered stockholder and you attend the meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy from the institution that holds their shares.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

      Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with our Secretary either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

      Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our Board of Directors. The recommendation of the Board of Directors is set forth with the description of each proposal in this proxy statement. In summary, the Board of Directors recommends a vote:

      -  FOR the election of the nominated slate of directors; and

      - FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent public accountants for the fiscal year ending March 31, 2002.

      The Board of Directors does not know of any other matters that may be brought before the meeting nor does it foresee or have reason to believe that the proxy holders will have to vote for substitute or alternate Board of Directors nominees. In the event that any other matter should properly come before the meeting or any Board of Directors nominee is not available for election, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in accordance with their best judgment.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

      ELECTION OF DIRECTORS. The affirmative vote, either in person or by proxy, of a plurality of the votes cast at the meeting is required for the election of directors. This means that candidates who receive the highest number of votes are elected. Abstentions and broker non-votes are not votes cast and are not counted in determining whether a nominee is elected. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Stockholders do not have the right to cumulate their votes for directors.

      OTHER PROPOSALS. For each other proposal, the affirmative vote of a majority of the votes cast at the meeting (either in person or by proxy) will be required for approval. Abstentions and broker non-votes are treated as shares present or represented and entitled to vote on such matters and thus have the same effect as negative votes. A properly marked "ABSTAIN" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum.

      If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

WHO PAYS FOR THE PREPARATION OF THE PROXY?

      We will pay the cost of preparing, assembling and mailing the proxy statement, notice of meeting and enclosed proxy card. In addition to the use of mail, our employees may solicit proxies personally and by telephone. Our employees will receive no compensation for soliciting proxies other than their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to the beneficial owners of our common stock and to request authority for the execution of proxies and we may reimburse such persons for their expenses incurred in connection with these activities.

      Our principal executive offices are located at 2601 South Bayshore Drive, Miami, Florida 33133, and our telephone number is (305) 856-3200. A list of stockholders entitled to vote at the annual meeting will be available at our offices for a period of ten days prior to the meeting and at the meeting itself for examination by any stockholder.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table shows the amount of common stock beneficially owned as of September 17, 2001, by (i) each of our directors, (ii) each of our executive officers named in the Executive Compensation Table, (iii) all of our directors and executive officers as a group and (iv) each person known by us to beneficially own more than 5% of our outstanding common stock. Unless otherwise provided, the address of each holder is c/o Terremark Worldwide, Inc., 2601 South Bayshore Drive, Miami, Florida 33133. As of September 17, 2001, there were 199,222,179 shares of our common stock outstanding.

                                                      AMOUNT AND NATURE OF     PERCENTAGE OF OUTSTANDING
       NAME AND ADDRESS OF BENEFICIAL OWNER          BENEFICIAL OWNERSHIP(1)      COMMON SHARES OWNED
       ------------------------------------          -----------------------   -------------------------
Manuel D. Medina...................................        33,427,730(2)                 16.68%
TCO Company Limited................................        34,094,139(3)                 17.11%
Vistagreen Holdings (Bahamas) Limited..............        29,909,128(4)                 15.01%
Paradise Stream (Bahamas) Limited..................        25,000,000(5)                 12.55%
Joseph R. Wright, Jr...............................         4,075,017(6)                  2.01%
Michael Katz.......................................         3,105,830(7)                  1.56%
Brian K. Goodkind..................................         2,482,644(8)                  1.25%
Miguel J. Rosenfeld................................         1,547,522(9)                     *
Marvin S. Rosen....................................         1,184,150(10)                    *
Guillermo Amore....................................         1,254,807(11)                    *
William Biondi.....................................           563,651(12)                    *
Jose Maria Figueres-Olsen..........................            34,000(13)                    *
Kenneth J. Starr...................................            67,000(14)                    *
Joel A. Schleicher.................................            77,000(15)                    *
Timothy Elwes......................................            67,000(16)                    *
All directors and executive officers as a group
  (12 persons).....................................        47,865,277                    23.08%

---------------

*    Represents less than 1%.

(1) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from September 17, 2001 upon the exercise of options or warrants. Each beneficial owner's percentage ownership is determined by assuming that options and warrants that are held by such person, but not those held by any other person, and that are exercisable within 60 days from the applicable date, have been exercised.

(2) These include shares to which Mr. Medina has sole voting and investment power. Includes 1,087,817 shares of common stock underlying convertible debentures and 67,000 shares of common stock underlying stock options.

(3) TCO Company Limited, Charlotte House, Charlotte Street, P.O. Box N-65, Nassau Bahamas. As reported in this holder's Schedule 13D, and any amendments thereto, filed with the Securities Exchange Commission on June 18, 2001.

(4) Vistagreen Holdings (Bahamas) Limited, Charlotte House, Charlotte Street, P.O. Box N-65, Nassau Bahamas, is the beneficial owner of 29,909,128 shares of our common stock.

(5) Paradise Stream Holdings (Bahamas) Limited, Charlotte House, Charlotte Street, P.O. Box N-65, Nassau Bahamas, is the beneficial owner of 25,000,000 shares of our common stock.

(6) Includes 323,373 shares of common stock underlying convertible debentures and 3,267,000 shares of common stock underlying stock options.

(7)  Includes 50,000 shares of common stock underlying stock options.

(8) Includes 80,843 shares of common stock underlying convertible debentures and 100,000 shares of common stock underlying stock options.

(9) Includes 67,000 shares of common stock underlying stock options and 1,480,522 shares of common stock underlying convertible debentures which are owned indirectly by Mr. Rosenfeld.

(10) Includes 305,810 shares of common stock underlying convertible debentures and 67,000 shares of common stock underlying stock options.

(11) Includes 4,000 shares of common stock which are owned indirectly by Mr. Amore. Includes 1,131,807 shares of common stock underlying convertible debentures and 34,000 shares of common stock underlying stock options.

(12) Includes 50,000 shares of common stock underlying stock options.

(13) Includes 34,000 shares of common stock underlying stock options.

(14) Includes 67,000 shares of common stock underlying stock options.

(15) Includes 67,000 shares of common stock underlying stock options.

(16) Includes 67,000 shares of common stock underlying stock options.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

DIRECTORS STANDING FOR ELECTION

      At the annual meeting, the stockholders will elect nine directors, each of whom will serve for a term expiring at the 2002 annual meeting of stockholders, or until his successor has been duly elected and qualified.

      The Board of Directors has no reason to believe that any nominee will refuse or be unable to serve if elected. However, if any of them should become unavailable to serve as a director, the Board of Directors may designate a substitute nominee or the number of directors may be reduced in accordance with our By-laws. If the Board of Directors designates a substitute nominee, the persons named as proxies will vote for the substitute nominee designated by the Board of Directors.

      The directors standing for re-election are:

      - MANUEL D. MEDINA has served as our Chairman of the Board, President and Chief Executive Officer since April 28, 2000, the date of our merger, and as that of Terremark since its founding in 1982. In addition, Mr. Medina is a managing partner of Communications Investors Group, the holder of the Series G Preferred Stock. Mr. Medina has been a director of Fusion Telecommunications International since December 14, 1998. Before founding Terremark, Mr. Medina, a certified public accountant, worked with PricewaterhouseCoopers LLP. Subsequently, he established and operated an independent financial and real estate consulting company. Mr. Medina earned a Bachelors of Science degree in Accounting from Florida Atlantic University in 1974.

      - GUILLERMO AMORE has served as a member of our Board of Directors since February 2001. From August 2000 to February 2001, Mr. Amore served as the President and Chief Operating Officer of our wholly-owned subsidiary, Terremark Latin America, Inc., prior to which, he served as Chairman and Chief Executive Officer of Spectrum Telecommunications Corporation until its acquisition. Mr. Amore has nearly 35 years of telecommunications experience, much of it focused on the developing markets of Latin America and the Caribbean. During his tenure at GTE Corporation he built an extensive network of contacts in the region. These contacts served him well in business development and regulatory affairs during his stewardship of Grupo Isacell S.A. of Mexico and of Spectrum Telecommunications. Mr. Amore holds an MBA from Harvard University and a Bachelors degree in Science in Electrical Engineering from Pontificia Universidad Javeriana, Colombia.

      - TIMOTHY ELWES has served as a member of our Board of Directors since April 2000. Mr. Elwes has also served as member of the Board of Directors of Timothy Elwes & Partners Ltd., a financial services company, from May 1978 until October 1994, the business of which was merged into Fidux Trust Co. Ltd. in December 1995. Mr. Elwes is a director of Fidux Trust Co. Ltd. He is also a non-executive director of Partridge Fine Arts plc, a public company since 1989. He has served as a director of Makecater Ltd., a property-developing company, since 1995. Since 1989 he has served as a director of Tagring Ltd., a financial services company.

      - JOSE MARIA FIGUERES-OLSEN has served as a member of our Board of Directors since October 2000. Mr. Figueres-Olsen is the former President of Costa Rica, serving as the head of state of his native country from 1994 to 1998, during which he made sustainable development the cornerstone of his administration and led his country into the digital economy through the implementation of several IT programs and the attraction of foreign investment including Intel. Since leaving office, President Figueres-Olsen has served as a Director of the Digital Nations Consortium, launched by the MIT Media Lab to develop a new generation of technologies and applications that enable people to design, create, and learn new ways to become more active participants in developing societies. President Figueres-Olsen also serves on the Board of Directors of the World Resources Institute, the World Wildlife Fund, the Stockholm Environment Institute, and Leadership in Environment and Development. President Figueres-Olsen holds a degree in Industrial Engineering from the United States Military Academy at West Point and a Masters degree in Public Administration (Mason Fellow) from the John F. Kennedy School of Government at Harvard University.

      - MARVIN S. ROSEN has served as a member of our Board of Directors since April 2000. Mr. Rosen is a co-founder of Fusion Telecommunications International and has served as its Vice Chairman since December 1998. From September 1995 through January 1997, Mr. Rosen served as the Finance Chairman of the Democratic National Committee. Mr. Rosen currently serves on the Board of Directors of the Children's Health Fund (New York City), since 1994, the Robert F. Kennedy Memorial, since 1995, Bio-Medical Disposal, Inc., since 1998 and Fusion Telecommunications International, Inc., since 1997, where he has also been Vice-Chairman since December 1998. Mr. Rosen received his Bachelor of Science degree in Commerce from the University of Virginia, his LL.B. from Dickinson School of Law and his LL.M. in Corporations from New York University Law School.

      - MIGUEL J. ROSENFELD has served as a member of our Board of Directors since April 2000. Since November 1991, he has also served as a Senior Vice President of Delia Feallo Productions, Inc., where he has been responsible for the development of soap opera productions in Latin America. From January 1995 until May 1998, he was the Director of Affiliates and Cable for Latin America for Protele, a division of Televisa International LLC. From December 1984 until September 1998, he was a sales manager for Capitalvision International Corporation. Mr. Rosenfeld holds a Bachelors degree in Administration from the University of Buenos Aires.

      - JOEL A. SCHLEICHER has served as a member of our Board of Directors since April 2000. Mr. Schleicher has been President and Chief Executive Officer for Exp@nets since June 1998. Exp@nets is a leading nationwide provider of networked communication solutions to business. His previous communications industry experience started as the Chief Operating Officer, President and director of Nextel Communications, Inc. from 1989 to 1995 and subsequently with ProCommunications, Inc. from 1996 to 1997. He has been a member of the Board of Directors of NovAtel, Inc., a global GPS provider, since 1997, Fusion Telecommunications, an international long distance service provider, since 1998, and TechTronic Industries, a Hong Kong based manufacturer of consumer appliances, since 1998. Before Nextel, Mr. Schleicher spent 10 years in the consumer durables and energy sectors of industry and four years with KPMG Peat Marwick in various capacities. He is a graduate of the Carlson School of the University of Minnesota.

      - KENNETH I. STARR has served as a member of our Board of Directors since April 2000. Mr. Starr has also served as the Chairman and Chief Executive Officer of Starr &

         Company, a New York City-based accounting and business management firm, since he founded this firm in 1986.

      - JOSEPH R. WRIGHT, JR. served as our Vice Chairman of the Board of Directors from April 28, 2000 to August 2001. Prior to that, Mr. Wright served as Chairman of the Board from May 1995 to April 2000. Mr. Wright is currently Chief Executive Officer of PanAm Sat Corporation. Mr. Wright served as Chairman of the Board of GRC International, Inc. a United States public company that provides technical information technology support to government and private entities from 1996 to 2000. He is also Co-Chairman of Baker & Taylor Holdings, Inc., an international book and video distribution company, and Vice Chairman of Jefferson Consulting Group, a Washington D.C. consulting firm. From 1989 to 1994, Mr. Wright served as Executive Vice President, Vice Chairman and Director of W.R. Grace & Co., an international chemicals and health care company, President of Grace Energy Corporation and Chairman of Grace Environmental Company. From 1982 to 1989, Mr. Wright held the positions of Director and Deputy Director of the Office of Management and Budget, The White House, and was a member of President Reagan's cabinet. Before 1982, he served as Deputy Secretary, United States Department of Commerce, President of Citicorp Retail Services and Retail Consumer Services, held posts in the United States Department of Agriculture and the United States Department of Commerce, and was Vice President and Partner of Booz Allen & Hamilton, a management consulting firm. Mr. Wright also serves on the Boards of Directors of Fusion Telecommunications International, Inc., Cereus Technology Partners, RealMed Corporation and serves on the AT&T Government Markets Advisory Board. He is a former member of the President's Export Council and a former member of the Board of Directors of Travelers, Harcourt Brace Janovich, and Hampton University.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL NOMINEES NAMED ABOVE.

                         BOARD OF DIRECTORS COMMITTEES

      Our Board of Directors has a standing audit committee and compensation committee. We do not have a nominating or similar committee. Our Board of Directors performs the functions of a nominating or similar committee.

      AUDIT COMMITTEE

      The primary function of the audit committee is to assist the Board of Directors in fulfilling its oversight responsibilities with respect to the Company's financial matters. The Board of Directors has adopted and approved a charter for the audit committee. Under the charter, which is attached as Appendix A, the duties and responsibilities of the audit committee include:

      - recommending to the board the appointment of our auditors and any termination of engagement;

      - reviewing the scope and results of audits and other services provided by our auditors;

      -  reviewing our significant accounting policies and internal controls;
         and

      -  having general responsibility for all related auditing matters.

      For the fiscal year ended March 31, 2001, Timothy Elwes, Miguel J. Rosenfeld and Joel A. Schleicher were the members of our audit committee. The audit committee met four times during the fiscal year ended March 31, 2001. The Board of Directors has determined that all members of the audit committee are "Independent," as that term is defined by the American Stock Exchange's listing standards.

      Following is the report of the audit committee:

             Under the guidance of a written charter adopted by the Board of Directors, the Audit Committee is responsible for overseeing the company's financial reporting process on behalf of the Board of Directors. A copy of the charter is included in Appendix A to this proxy statement.

             Management has the primary responsibility for the system of internal controls and the financial reporting process. The independent accountants have the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards. The Audit Committee has the responsibility to monitor and oversee these processes.

             In fulfilling its responsibilities, the Audit Committee recommended to the board the selection of the company's independent accountants, PricewaterhouseCoopers LLP. That firm has discussed with the Committee and provided written disclosures to the Committee on (1) that firm's independence as required by the Independence Standards Board and (2) the matters required to be communicated under generally accepted auditing standards.

             The Committee reviewed with the independent accountants the overall scope and specific plans for their respective audits.

             Without management present, the Committee met separately with the independent accountants to review the results of their examinations, their evaluation of the company's internal controls, and the overall quality of the company's accounting and financial reporting.

             The Committee reviewed and discussed with management and the independent accountants the company's audited financial statements.

             Following these actions, the Committee recommended to the Board of Directors that the audited financial statements be included in the company's Annual Report on Form 10-K for the fiscal year ended March 31, 2001 for filing with the Securities and Exchange Commission.

             This report is submitted by the Audit Committee:

           TIMOTHY ELWES
           MIGUEL J. ROSENFELD
           JOEL A. SCHLEICHER

      COMPENSATION COMMITTEE

      The functions of the compensation committee include:

      - reviewing and approving the compensation of the directors, officers and employees, including salaries, bonuses, commission and benefit plans; and

      - administering the Amended and Restated 1996 Stock Option Plan, the 2000 Stock Option Plan and the 2000 Directors Stock Option Plan.

      For the fiscal year ended March 31, 2001, Timothy Elwes, Miguel J. Rosenfeld and Kenneth I. Starr were the members of our compensation committee. The compensation committee met two times during the fiscal year ended March 31, 2001.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

EXECUTIVE COMPENSATION

      The following tables present information concerning compensation for the chief executive officer and our four most highly compensated executive officers for services in all capacities during the fiscal years indicated.

                                                                                        LONG TERM
                                                                                   COMPENSATION AWARDS
                                                                                  ---------------------
NAME AND                                                        OTHER ANNUAL        STOCK      OPTIONS/
PRINCIPAL POSITION              YEAR   SALARY ($)   BONUS ($)   COMPENSATION      AWARDS ($)   SARS (#)
------------------              ----   ----------   ---------   ------------      ----------   --------
Manuel D. Medina
  Chairman of the Board,        2001    $350,000       --              --               --     100,000
  President and Chief           2000    $350,000       --              --               --          --
  Executive Officer             1999    $350,000       --              --               --          --
Joseph R. Wright, Jr.
  Vice Chairman of the          2001    $250,000       --              --               --     100,000
  Board and President of        2000    $285,000       --         $35,000(1)        87,500          --
  TerreNAP Data Centers,        1999    $483,333       --         $35,000(1)            --     200,000
  Inc.
Brian K. Goodkind
  Chief Operating Officer       2001    $250,000       --              --               --     300,000
  and Executive Vice            2000    $250,000       --              --               --          --
  President                     1999    $250,000       --              --               --          --
Michael Katz
  President of TerreNAP         2001    $250,000       --              --               --     150,000
  Services, Inc.                2000    $250,000       --              --               --          --
                                1999    $250,000       --              --               --          --
William Biondi
  President of Terremark        2001    $250,000       --              --               --     150,000
  Realty, Inc.                  2000    $250,000       --              --               --          --
                                1999    $250,000       --              --               --          --

---------------

(1) During fiscal 1999 and 2000, we paid approximately $30,000 per year on behalf of Mr. Wright for certain personal tax and accounting services rendered by third parties for Mr. Wright.

OPTION/SAR GRANT TABLE

      The following table sets forth information concerning grants of stock options made during the fiscal year ended March 31, 2001 to each of our executive officers named in the Executive Compensation Table. No stock appreciation rights were granted during the fiscal year ended March 31, 2001.

                                              INDIVIDUAL GRANTS                          POTENTIAL REALIZABLE VALUE
                         ------------------------------------------------------------      AT ASSUMED ANNUAL RATES
                             NUMBER OF          % OF TOTAL                               OF STOCK PRICE APPRECIATION
                             SECURITIES       OPTIONS GRANTED   EXERCISE                     FOR OPTION TERM(1)
                         UNDERLYING OPTIONS   TO EMPLOYEES IN    PRICE     EXPIRATION   -----------------------------
NAME                        GRANTED (#)         FISCAL YEAR      ($/SH)       DATE          5%($)          10%($)
----                     ------------------   ---------------   --------   ----------   -------------   -------------
Manuel D. Medina              100,000(2)           2.27%         3.1875    9/21/2010       147,064         367,211
Joseph R. Wright, Jr.         100,000(2)           2.27%         3.1875    9/21/2010       147,064         367,211
Brian K. Goodkind             150,000              3.70%         3.1875    4/28/2010       209,086         516,184
                              150,000              3.70%         1.5000    1/15/2011       229,904         579,288
William Biondi                150,000              3.70%         3.1875    4/28/2010       209,086         516,184
Michael Katz                  150,000              3.70%         3.1875    4/28/2010       209,086         516,184

---------------------
(1) These amounts are based on assumed appreciation rates of 5% and 10% set by the Securities and Exchange Commission rules and are not intended to forecast possible future appreciation, if any, of our stock price.

(2) These options were granted under our 2000 Directors Stock Option Plan.

OPTIONS EXERCISED IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

      The following table sets forth information regarding option exercises by our executive officers during the fiscal year 2001 and options held by such executive officers on March 31, 2001:

                                                              NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                             UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                                    SHARES                 OPTIONS AT FISCAL YEAR END       AT FISCAL YEAR END(1)
                                  ACQUIRED ON    VALUE     ---------------------------   ---------------------------
NAME                               EXERCISE     REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                              -----------   --------   -----------   -------------   -----------   -------------
Manuel D. Medina                      -0-         -0-          67,000        33,000             -0-           -0-
Joseph R. Wright, Jr.                 -0-         -0-       3,267,000        33,000       4,625,000           -0-
Brian K. Goodkind                     -0-         -0-         100,000       200,000             -0-       150,000
William Biondi                        -0-         -0-          50,000       100,000             -0-           -0-
Michael Katz                          -0-         -0-          50,000       100,000             -0-           -0-

---------------------
(1) Based on a per share price of $2.50, the closing price of the common stock as reported on the American Stock Exchange on March 30, 2001, minus the exercise price of the option, multiplied by the number of shares underlying the option.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      As indicated above, the following directors served as members of the compensation committee during the 2001 fiscal year: Timothy Elwes, Miguel J. Rosenfeld and Kenneth I. Starr. None of the members of the compensation committee was, at any time either during or before such fiscal year, an employee of ours or any of our subsidiaries.

EMPLOYMENT AGREEMENTS

      Manuel D. Medina has entered into a one year employment agreement, commencing March 10, 2000, whereby he will be employed as our President and Chairman of the Board. The agreement automatically renews for successive one year terms until either party gives written notice of its intention not to renew. The agreement provides for an annual base salary of $350,000.

      Brian K. Goodkind has entered into a one year employment agreement, commencing March 10, 2000, whereby he will be employed as our Executive Vice President and General Counsel. The agreement automatically renews for successive one year terms until either party gives written notice of its intention not to renew. In January 2001, Mr. Goodkind's title was changed to Executive Vice President and Chief Operating Officer. The agreement provides for an annual base salary of $250,000.

      Except as set forth in employment agreements and stock option agreements of some of our employees and our subsidiaries, we have no compensatory plans or arrangements which relate to the resignation, retirement or any other termination of an executive officer or key employee or a change in control, or a change in such executive officer's or key employee's responsibilities following a change in control.

DIRECTOR COMPENSATION

      We maintain a policy of compensating our directors using stock option grants. For their services as our directors for our fiscal year ended March 31, 2001, each of our directors received 100,000 stock options, including Clifford
J. Preminger who served as a director from April 28, 2000 to January 31, 2001. We reimburse our directors for all out-of-pocket expenses incurred in the performance of their duties as directors. We currently do not pay fees to our directors for attendance at meetings.

INDEMNIFICATION OF OFFICERS AND DIRECTORS

      Our certificate of incorporation and bylaws designate the relative duties and responsibilities of our officers, establish procedures for actions by directors and stockholders and other items. Our certificate of incorporation and bylaws also contain indemnification provisions that permit us to indemnify our officers and directors to the maximum extent provided by Delaware law.

DIRECTORS AND OFFICERS LIABILITY INSURANCE

      We have obtained directors' and officers' liability insurance with an aggregate liability for the policy year, inclusive of costs of defense, in the amount of $25,000,000. This policy expires April 3, 2002.

EMPLOYEE STOCK OPTION PLANS

      Under our 1995 Stock Option Plan, we have reserved for issuance an aggregate of 500,000 shares of our common stock. As of August 31, 2001, we had granted options to purchase 385,000 shares of common stock pursuant to this plan, of which 267,500 have been exercised and 115,000 are vested but have not been exercised.

      Under our 1996 Stock Option Plan, we have reserved for issuance an aggregate of 12,000,000 shares of common stock, 2,279,375 of which have been granted and exercised. As of August 31, 2001, 7,650,250 granted options have vested and remain unexercised and 198,250 have been granted but remain subject to vesting schedules.

      Under our 2000 Stock Option Plan, we have reserved for issuance an aggregate of 5,000,000 shares of common stock. As of August 31, 2001, we had granted options to purchase

2,852,763 shares of common stock pursuant to this plan, none of which have yet vested and, therefore, have not been exercised.

      Unless sooner terminated by the Board of Directors, the 1995 Stock Option Plan, the 1996 Stock Option Plan and the 2000 Stock Option Plan will terminate on February 8, 2005, May 7, 2006 and September 21, 2010 respectively, the tenth anniversary date of the effectiveness of each such stock option plan.

                       CERTAIN RELATED PARTY TRANSACTIONS

      Mr. Medina, our Chairman, President and Chief Executive Officer is a member of the Board of Directors of Fusion and, through his interest in a general partnership, owns approximately 695,500 shares of Fusion common stock, along with options and warrants. There are also interlocking directors between us and Fusion. The interlocking directors consist of Messrs. Medina, Rosen, Schleicher and Wright.

      Mr. Wright, who was the Vice Chairman of our Board of Directors and President of our subsidiary, TerreNAP Data Centers, Inc., until August 2001, has entered into an agreement with us which provides that he will act as a consultant to us for $100,000 per year. We have agreed to re-employ Mr. Wright at a base salary of $250,000 per year upon the termination of his current employment with PanAm Sat Corporation.

      Prior to the merger, some of our officers and directors owned partnership interests in One Merrick Way and Galloway Medical Associates, Ltd., which owns Alhambra Center and Galloway Medical Park, respectively. We provided management services to both partnerships for a fee. These management fees totaled $35,000, for the year ended March 31, 2001. During fiscal 2000, we also provided management services to the Fortune House Condominium Association and recorded as income $54,000 relating to services performed.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      The following is the compensation committee's report on executive compensation:

      The policy of the Board of Directors is to maintain executive compensation at competitive levels that will permit us to attract, motivate and retain individuals with superior managerial abilities. The levels of compensation are intended to reward individual initiative and achievement, while motivating our executives to increase stockholder value by improving our performance and profitability.

      The compensation committee reviews the base salaries of our employees (as well as our executive officers) annually, considering factors such as corporate progress toward achieving objectives (without reference to any specific performance-related targets) and individual performance experience and expertise. In determining our employee's overall compensation, the compensation committee also reviews certain compensation levels at other companies. These other companies are not necessarily the same companies included in the peer group index in the performance graph section of this Proxy Statement. This is because the compensation committee believes that we compete for executive talent with companies in addition to those in our peer group. Additional factors reviewed by the compensation committee in determining appropriate compensation levels include subjective factors related to corporate and individual performance.

      The compensation committee adopted a policy during the fiscal year ended March 31, 1998, which places executive compensation under an annual review, pursuant to which bonuses and additional option grants, as well as increases to salary, will be based on performance goals as established by the committee and the individual executives at the commencement of each year of employment. Further, the committee places the majority of executive compensation in "at-risk" categories, including stock options and performance bonuses. The committee has adopted a policy by which options granted pursuant to our 1995, 1996 and 2000 Stock Option Plans will be issued with exercise prices set at the fair market value of our common stock at the time of issue.

      Manuel D. Medina has entered into a one year employment agreement, commencing March 10, 2000, whereby he will be employed as President and Chairman of the Board of Terremark Worldwide. The agreement automatically renews for successive one year terms until either party gives written notice of its intention not to renew. The agreement provides for an annual base salary of $350,000.

      This report is submitted by the compensation committee:

     TIMOTHY ELWES
     MIGUEL J. ROSENFELD
     KENNETH I. STARR

                    FEES PAID TO THE INDEPENDENT ACCOUNTANTS

      PricewaterhouseCoopers LLP serves as our independent public accountants.

AUDIT FEES

      We were billed $472,002, in aggregate, by PricewaterhouseCoopers LLP for professional services rendered for the audit of our annual financial statements for the fiscal year ended March 31, 2001 and the reviews of the financial statements included in our filings on Forms 10-Q for that fiscal year.

ALL OTHER FEES

      We were billed $563,209, in aggregate, by PricewaterhouseCoopers LLP for all professional services, other than the audit and review services described above, for the fiscal year ended March 31, 2001. PricewaterhouseCoopers LLP did not provide any services related to financial information systems design and implementation during the fiscal year ended March 31, 2001.

 PROPOSAL 2 - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      Upon the recommendation of its Audit Committee, the Board of Directors has appointed PricewaterhouseCoopers LLP as independent public accountants to examine our consolidated financial statements for fiscal year ending March 31, 2002. We are asking you to ratify our selection.

      Our financial statements for the year ended March 31, 2001 were audited by PricewaterhouseCoopers LLP. One or more representatives of PricewaterhouseCoopers LLP are expected to be present at the annual meeting and will be afforded the opportunity to make a statement if they so desire and to respond to appropriate stockholder questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS, LLP AS OUR INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING MARCH 31, 2002.

                               PERFORMANCE GRAPH

      The following graph presents our total return to our stockholders for the period March 31, 1997 to March 31, 2001. Our common stock is compared to the Russell 2000 Index and a peer group. Due to the changed nature of our business that resulted from the merger of AmTec, Inc. with Terremark Holdings, Inc., we have adopted a new Peer Group Index of companies comprised of Exodus Communications Inc., Data Return Corp., Digex Inc. and Globix Corp. The companies in the Peer Group Index have been chosen due to their similar line of business during the fiscal year ended March 31, 2001. The information contained in this graph is not necessarily indicative of our future performance.

                                                TERREMARK WORLDWIDE, INC.         RUSSELL 2000              PEER GROUP INDEX
                                                -------------------------         ------------              ----------------
1997                                                      $100                        $100                        $100
1998                                                      $ 25                        $142                        $ 98
1999                                                      $ 30                        $119                        $154
2000                                                      $ 84                        $163                        $250
2001                                                      $ 52                        $128                        $ 21

---------------------
* Assumes $100 invested at the close of trading on the last day preceding the first day of the fiscal year in our common stock, the Russell 2000 Index and the Peer Group Index.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

      Based solely on our review of the copies of the forms furnished to us and written representations of the reporting persons, we believe that during the fiscal year ended March 31, 2001 all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with, except: (i) Clifford J. Preminger filed a Form 3 on February 12, 2001 which Form 3 should have been filed no later than May 10, 2000;

(ii) Vistagreen Holdings (Bahamas) Limited filed a Form 3 on April 16, 2001 which Form 3 should have been filed no later than May 10, 2000; (iii) Paradise Stream (Bahamas) Limited filed a Form 4 on June 11, 2001 reporting the transfer of an aggregate of 200,000 shares which Form 4 should have been filed no later than February 10, 2001; (iv) Marvin S. Rosen filed a Form 4 on June 11, 2001 reporting the purchase of an aggregate of $75,000 of convertible debentures during March 2001 which Form 4 should have been filed no later than April 10, 2001; and (v) Jose Maria Figures-Olsen filed a Form 3 on July 26, 2001 which Form 3 should have been filed no later than November 10, 2000.

                                 OTHER BUSINESS

      We know of no other business to be brought before the annual meeting. If, however, any other business should properly come before the annual meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

               STOCKHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING

      Any stockholder who intends to present a proposal at our 2002 annual meeting of stockholders and who wishes to have their proposal included in our Proxy Statement for that meeting, must deliver the proposal to our Assistant Secretary in writing not later than May 17, 2002.

      After the May 17, 2002 deadline, a stockholder may present a proposal at our 2002 Annual Meeting of Stockholders if it is submitted to our Assistant Secretary at the address below no later than August 4, 2002. If timely submitted, the stockholder may present the proposal at the 2002 Annual Meeting of Stockholders, but we are not obligated to present the matter in our proxy materials.

      A stockholder wishing to recommend a candidate for election to the Board of Directors should send the recommendation and a description of the person's qualifications to our Assistant Secretary at the address below. A stockholder wishing to nominate a candidate for election to the Board of Directors is required to give written notice to the Assistant Secretary of his or her intention to make such a nomination. The notice of nomination must be received by our Assistant Secretary at the address below no later than May 17, 2002. The notice of nomination is required to contain certain information about both the nominee and the stockholder making the nomination as set forth in our bylaws. A nomination which does not comply with the above requirements will not be considered.

      Send all proposals or nominations to Robert D. Sichta, Assistant Secretary, Terremark Worldwide, Inc., 2601 South Bayshore Drive, Suite 900, Miami, Florida 33133.

                                                                      APPENDIX A

          CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF
                           TERREMARK WORLDWIDE, INC.

I.     PURPOSE

      The Audit Committee shall provide assistance to the board of directors (the "Board") of Terremark Worldwide, Inc. (the "Corporation") in fulfilling their responsibility to the stockholders, potential stockholders, and investment community relating to corporate accounting, reporting practices of the Corporation, and the quality and integrity of the financial reports of the Corporation. The Audit Committee's primary duties and responsibilities are to:

- Oversee that management has maintained the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Corporation.

- Oversee that management has established and maintained processes to assure that an adequate system of internal control is functioning within the Corporation.

- Oversee that management has established and maintained processes to assure compliance by the Corporation with all applicable laws, regulations and corporate policy.

      The Audit Committee will fulfill these responsibilities primarily by carrying out the activities enumerated in Section IV of this Charter.

II.    COMPOSITION

      The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. All members of the Audit Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Audit Committee shall have accounting or related financial management expertise. Audit Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

      The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a chairperson is elected by the full Board, the members of the Audit Committee may designate a chairperson by majority vote of the full Audit Committee membership.

III.   MEETINGS

      The Audit Committee shall meet at least one time annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Audit Committee should meet at least annually with management and the independent accountants separately to discuss any matters that the Audit Committee or each of these groups believes should be discussed privately. In addition, the Audit Committee or at least its chairperson should meet with the independent accountants and management quarterly to review the Corporation's financials consistent with Section IV.4 below.

IV.    RESPONSIBILITIES AND DUTIES

      To fulfill its responsibilities and duties the Audit Committee shall:

     DOCUMENTS/REPORTS REVIEW

1. Review and reassess, at least annually, the adequacy of this Charter. Make recommendations to the Board, as conditions dictate, to update this Charter.

2. Review with management and the independent accountants the Corporation's annual financial statements, including a discussion with the independent accountants of the matters required to be discussed by Statement of Auditing Standards No. 61, as amended from time to time ("SAS No. 61").

3. Review with management and the independent accountants the 10-Q prior to its filing or prior to the release of earnings, including a discussion with the independent accountants of the matters to be discussed by SAS No. 61. The chairperson of the Audit Committee may represent the entire Audit Committee for purposes of this review.

     INDEPENDENT ACCOUNTANTS

4. Review the performance of the independent accountants and make recommendations to the Board regarding the appointment or termination of the independent accountants. The Audit Committee and the Board have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor. The independent accountants are ultimately accountable to the Audit Committee and the entire Board for such accountants' audit of the financial statements of the Corporation. On an annual basis, the Audit Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

5.     Oversee independence of the accountants by:

      - receiving from the accountants, on a periodic basis, a formal written statement delineating all relationships between the accountants and the Corporation consistent with Independence Standards Board Standard 1 ("ISB No. 1");

      - reviewing, and actively discussing with the Board, if necessary, and the accountants, on a periodic basis, any disclosed relationships or services between the accountants and the Corporation or any other disclosed relationships or services that may impact the objectivity and independence of the accountants; and

      - recommending, if necessary, that the Board take certain action to satisfy itself of the auditor's independence.

6. Based on the review and discussions referred to in section IV.2 and IV.5, the Audit Committee shall determine whether to recommend to the Board that the Corporation's audited financial statements be included in the Corporation's Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

     FINANCIAL REPORTING PROCESS

7. In conjunction with the independent accountants, review the integrity of the Corporation's financial reporting processes, both internal and external.

8. Consider and approve, if appropriate, major changes to the Corporation's accounting principles and practices proposed by management. Discuss with independent accountants any significant changes to the auditing standards or their scope.

9. Establish regular systems of reporting to the Audit Committee by each of management, the independent accountants regarding any significant judgments made in management's preparation of the financial statements and any significant difficulties encountered during the course of the review or audit, including any restrictions on the scope of the work or access to required information.

10. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

     LEGAL COMPLIANCE/GENERAL

11. Review with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

12. Report through its chairperson to the Board following meetings of the Audit Committee.

13. Maintain minutes or other records of meetings and activities of the Audit Committee.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE DIRECTOR NOMINEES LISTED IN                  Please mark
THIS PROPOSAL NO. 1.                                                                                              your votes as [X]
                                                                                                                  indicated in
                                                                                                                  this example

1. Election of Directors.

 FOR all nominees             WITHHOLD                                                           FOR          AGAINST        ABSTAIN
  listed below               AUTHORITY            2. Ratification of the appointment of          [ ]            [ ]            [ ]
(except as marked     to vote for all nominees       PricewaterhouseCoopers, LLP as our
to the contrary)            listed below             independent public accountants.
       [ ]                      [ ]
                                                   PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND
                                                   PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED, NO
                                                   POSTAGE NECESSARY IF MAILED WITHIN THE UNITED STATES.

NOMINEES: 01 Manuel D. Medina, 02 Guillermo Amore, 03 Timothy Elwes, 04 Jose
Maria Figueres-Olsen, 05 Marvin S. Rosen, 06 Miguel Rosenfeld, 07 Joel A.
Schleicher, 08 Kenneth J. Starr, 09 Joseph R. Wright, Jr.

(Instruction: To withhold authority for an individual nominee, write that nominee's name on the line provided below.)

-----------------------------------------------------------------------------------              The undersigned hereby acknowledges
                                                                                                 receipt of (i) the Notice of Annual
                                                                                                 Meeting, (ii) the Proxy Statement,
                                                                                                 and (iii) the Company's 2001 Annual
                                                                                                 Report to Stockholders.

                                                                                                 DATE
                                                                                                     -------------------------------

                                                                                                 SIGNATURE
                                                                                                          --------------------------

                                                                                                 SIGNATURE (if held jointly)

                                                                                                 -----------------------------------

                                                                                                 Note: Please sign exactly as your
                                                                                                 name appears hereon and mail it
                                                                                                 promptly even though you may plan
                                                                                                 to attend the meeting. When shares
                                                                                                 are held by joint tenants, both
                                                                                                 should sign. When signing as
                                                                                                 attorney, executor, administrator,
                                                                                                 trustee or guardian, please give
                                                                                                 full title as such. If a
                                                                                                 corporation, please sign in full
                                                                                                 corporate name by president or
                                                                                                 other authorized officer. If
                                                                                                 partnership, please sign in the
                                                                                                 partnership name by authorized
                                                                                                 person.


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                     VOTE BY INTERNET OR TELEPHONE OR MAIL
                         24 HOURS A DAY, 7 DAYS A WEEK

      INTERNET AND TELEPHONE VOTING IS AVAILABLE THROUGH 4PM EASTERN TIME
                 THE BUSINESS DAY PRIOR TO ANNUAL MEETING DAY.

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES
   IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

-----------------------------------             -------------------------------------                     ----------------------
             INTERNET                                         TELEPHONE                                            MAIL
   http://www.proxyvoting.com/tww                          1-800-840-1208

   Use the Internet to vote your                   Use any touch-tone telephone to                         Mark, sign and date
  proxy. Have your proxy card in                  vote your proxy. Have your proxy                           your proxy card
   hand when you access the web         OR      card in hand when you call. You will           OR                  and
site. You will be prompted to enter               be prompted to enter your control                          return it in the
  your control number, located in                 number, located in the box below,                        enclosed postage-paid
   the box below, to create and                 and then follow the directions given.                           envelope.
   submit an electronic ballot.
-----------------------------------             -------------------------------------                     ----------------------

              IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
                 YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.

                           TERREMARK WORLDWIDE, INC.
                            2601 S. BAYSHORE DRIVE
                             MIAMI, FLORIDA 33133

     THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS

         The undersigned holder of common stock of Terremark Worldwide, Inc., a Delaware corporation (the "Company"), hereby appoints Jose E. Gonzalez and Robert D. Sichta, and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated on the reverse side of this proxy card, all of the shares of stock of the Company that the undersigned is entitled to vote at the Company's 2001 Annual Meeting of Stockholders, to be held on Friday, October 19, 2001, at 10:00 a.m. at The Lyric Theater, 819 N.W. 2nd Avenue, Miami, Florida 33136, and at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL DIRECTOR NOMINEES LISTED HEREIN, AND FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS, LLP AS OUR INDEPENDENT PUBLIC ACCOUNTANTS.

                PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED



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